                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[ ]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission


                                                     Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement



                         Enterprise Accumulation Trust
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

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     previously. Identify the previous filing by registration statement number,
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

(ENTERPRISE LETTERHEAD)
--------------------------------------------------------------------------------


December 8, 1999


Dear MONY Customer:

     We are pleased to enclose an Information Statement relating to changes in the Portfolio Managers for Enterprise Accumulation Trust's Enterprise Equity Portfolio (the "Equity Portfolio"), Enterprise Capital Appreciation Portfolio (the "Capital Appreciation Portfolio") and Enterprise Managed Portfolio (the "Managed Portfolio"). Depending on which variable life policy or annuity contract you own, one or more of these investment portfolios may not be available to you.

THE NEW PORTFOLIO MANAGERS

     TCW Funds Management, Inc. ("TCW") was named Portfolio Manager of the Equity Portfolio effective November 1, 1999, by the Board of Trustees of Enterprise Accumulation Trust. TCW had assets under management in excess of $55 billion as of September 30, 1999.

     Marsico Capital Management, LLC ("Marsico Capital") was named Portfolio Manager of the Capital Appreciation Portfolio effective November 1, 1999, by the Board of Trustees of Enterprise Accumulation Trust. Marsico Capital had assets under management in excess of $9 billion as of September 30, 1999.

     Sanford C. Bernstein & Co., Inc. ("Bernstein") was named Co-Portfolio Manager of the Managed Portfolio effective November 1, 1999, by the Board of Trustees of Enterprise Accumulation Trust. Bernstein had assets under management in excess of $85 billion as of September 30, 1999. The current Portfolio Manager, OpCap Advisors ("OpCap"), will continue to manage as Co-Portfolio Manager.

     TCW, Marsico Capital and Bernstein bring their investment management expertise to the Equity, Capital Appreciation and Managed Portfolios of the Enterprise family of 12 Portfolios. In selecting TCW, Marsico Capital and Bernstein as Portfolio Managers, consideration was given to, among other factors, the firms' investment management acumen and style in conjunction with the investment objectives of the Equity, Capital Appreciation and Managed Portfolios. There will be no change in the Equity, Capital Appreciation and Managed Portfolios' investment objectives. However, TCW's, Marsico Capital's and Bernstein's investment styles are distinct and will result in a modification of investment strategies for their respective Portfolios.

EQUITY PORTFOLIO

     Using a bottom-up investment approach, TCW invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g., technology, production or distribution), TCW also takes the financial quality of the company into consideration. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.

     The management fee paid by the Equity Portfolio to Enterprise Capital Management, Inc. ("Enterprise Capital") will remain unchanged at 0.80% per year of the first $400,000,000 of average daily assets under management, 0.75% per year of the next $400,000,000 of average daily assets under management, and 0.70% per year of average daily assets under management in excess of $800,000,000; and fees paid by Enterprise Capital to TCW will be according to the following schedule: 0.40 of 1% per year for the first $1,000,000,000

(one billion dollars) of assets under management 0.30% per year for assets under management in excess of $1,000,000,000 (one billion dollars).

CAPITAL APPRECIATION PORTFOLIO

     Marsico Capital's investment strategy blends top-down economic/industry analysis with bottom-up stock selection and emphasizes large capitalization growth companies. Marsico Capital specifically looks for those companies exhibiting market expertise/dominance, above average unit growth or potential to undergo positive change, a sustainable acceleration of revenues and earnings, attractive valuation and excellent management.

     The management fee paid by the Capital Appreciation Portfolio to Enterprise Capital will remain unchanged at 0.75% of its average daily net assets; however, fees paid by Enterprise Capital to Marsico Capital will be revised to the following schedule: 0.45 of 1% per year for assets under management.

MANAGED PORTFOLIO

     Using a bottom-up investment approach, Bernstein invests in large capitalization companies that have a long record of successful operations in their core business. In selecting stocks, Bernstein analyzes long-term expected return and near-term stock performance in order to make adjustments to the fund's mix as needed. In reviewing a company, analysts meet with management and, if applicable, suppliers, clients, competitors and consultants. All this is done to gain a deep understanding of their companies' future earnings and cash flow prospects.

     The management fee paid by the Managed Portfolio to Enterprise Capital Management, Inc. ("Enterprise Capital") will remain unchanged at 0.80% per year of the first $400,000,000 of average daily assets under management, 0.75% per year of the next $400,000,000 of average daily assets under management, and 0.70% per year of average daily assets under management in excess of $800,000,000; however, fees paid by Enterprise Capital to Bernstein will be revised to the following schedule: 0.40 of 1% per year for the first $10,000,000 of assets under management; 0.30 of 1% per year for the next $40,000,000 of assets under management; 0.20 of 1% per year for the next $50,000,000 of assets under management; and 0.10% per year for assets in excess of $100,000,000; and the fees paid by Enterprise Capital to OpCap will be according to the following schedule: 0.40 of 1% per year for the first $1,000,000,000 (one billion dollars) of assets under management; 0.30 of 1% per year for the next $1,000,000,000 (one billion dollars) of assets under management up to $2,000,000,000 (two billion dollars); and 0.25% of 1% per year for assets in excess of $2,000,000,000 (two billion dollars).

     We encourage you to read the attached Information Statement, which more fully describes TCW, Marsico Capital and Bernstein, and the Board of Trustees' approval of the new subadvisory agreements. The other material terms of the subadvisory agreements are identical to the previous arrangements. Enterprise Accumulation Trust looks forward to working with TCW, Marsico Capital and Bernstein to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ Victor Ugolyn

Victor Ugolyn,
Chairman, President, and Chief Executive Officer

                         ENTERPRISE ACCUMULATION TRUST
                        EQUITY, CAPITAL APPRECIATION AND
                               MANAGED PORTFOLIOS

                          MONY LIFE INSURANCE COMPANY
                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 MAIL DROP 9-34
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                             ---------------------


                             INFORMATION STATEMENT
                             ---------------------

     We are providing this information statement to the policyholders and contractholders of Enterprise Accumulation Trust Enterprise Equity Portfolio (the "Equity Portfolio"), Enterprise Capital Appreciation Portfolio (the "Capital Appreciation Portfolio") and Enterprise Managed Portfolio (the "Managed Portfolio") in lieu of a proxy statement, pursuant to the terms of an exemptive order dated December 10, 1996 (the "Order") that Enterprise Accumulation Trust (the "Trust") has received from the Securities and Exchange Commission. The Order permits the Trust's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to hire new Portfolio Managers and to make changes to existing Portfolio Manager contracts with the approval of the Trust's Board of Trustees, but without obtaining policyholder or contractholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     Shares of beneficial interest ("Shares") of the Trust are presently sold to MONY Life Insurance Company ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") for allocation to variable accounts established by MONY and MONY America (collectively the "Variable Accounts") to provide benefits to holders ("Contractholders") of variable annuity contracts and variable life insurance policies ("Contracts") issued by those companies.

SHARE OWNERSHIP

     The Equity, Capital Appreciation and Managed Portfolios are separate series of shares of beneficial interest of the Trust. As of November 1, 1999, there were 16,591,394 shares outstanding as to the Equity Portfolio, there were 3,249,079 shares outstanding as to the Capital Appreciation Portfolio, and there were 68,758,267 shares outstanding as to the Managed Portfolio. The cost of this information statement will be paid by the Trust.

     As of November 1, 1999, MONY and MONY America owned all of the outstanding shares of the Trust. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, if voting were required, the Trust might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "Investment Company Act"). MONY and MONY America disclaim such control.


     To the knowledge of the Trust, as of November 1, 1999, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of the Equity, Capital Appreciation or Managed Portfolio's outstanding shares. As of November 1, 1999,

Trustees and officers of the Trust as a group beneficially owned none of the Trust's outstanding shares. This information statement will be mailed on or about December 8, 1999.

THE TRUST

     The Equity, Capital Appreciation, and Managed Portfolios are investment portfolios of the Trust, a Massachusetts business trust. The Trust has an investment advisory agreement with Enterprise Capital that was restated according to its original terms on July 1, 1999 (the "Adviser's Agreement") at the time of the addition of new portfolios to the Trust. Under the Adviser's Agreement, it is Enterprise Capital's responsibility to select, subject to the review and approval by the Board of Trustees, one or more subadvisers (the "Portfolio Managers") to manage each investment portfolio of the Trust. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Portfolio Managers on an ongoing basis and to recommend to the Board of Trustees changes to the roster of Portfolio Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of the Trust, except those operations contracted to the Trust's custodian or transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of the Trust, from which Enterprise Capital renders all fees payable to the Portfolio Managers. The investment portfolios of the Trust, therefore, pay no fees directly to the Portfolio Managers.


     Enterprise Capital recommends Portfolio Managers for the portfolios to the Board on the basis of its continuing quantitative and qualitative evaluation of the Portfolio Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Portfolio Manager, and Enterprise Capital does not expect to recommend frequent changes of Portfolio Managers.

     The Portfolio Managers do not provide any services to the Portfolios except portfolio investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, the Portfolio Managers, or their affiliated broker-dealers, may execute transactions for the Equity, Capital Appreciation and Managed Portfolios and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

BOARD OF TRUSTEES' DECISION


     At a meeting held on October 26, 1999, the Board, including a majority of the non-interested Trustees, approved Enterprise Capital's recommendation to replace OpCap Advisors ("OpCap") with a new Portfolio Manager for the Equity Portfolio and to replace Provident Investment Counsel, Inc. ("Provident") with a new Portfolio Manager for the Capital Appreciation Portfolio. The Board, including a majority of the non-interested Trustees, also approved Enterprise Capital's recommendation to add Sanford C. Bernstein & Co., Inc. ("Bernstein") as a Co-Portfolio Manager of the Managed Portfolio along with OpCap. Accordingly, the Board approved new Portfolio Manager Agreements (the "New Agreements") with TCW Funds Management, Inc. ("TCW") for the Equity Portfolio, Marsico Capital Management, LLC ("Marsico Capital") for the Capital Appreciation Portfolio, and Bernstein along with OpCap for the Managed Portfolio. The Board's decisions to replace OpCap and Provident on the Equity and Capital Appreciation Portfolios, respectively, and to add Bernstein as a Co-Manager on the Managed Portfolio along with OpCap were based on performance and divergent investment strategies. In approving the New Agreements, the Board considered a number of factors, including, but not limited to: (i) the performance of the Equity, Capital Appreciation and Managed Portfolios since they commenced operations;
(ii) the nature and quality of the services expected to be
                                        4
rendered to the Equity, Capital Appreciation and Managed Portfolios by the Portfolio Managers, (iii) the material terms of the Portfolio Manager Agreements will be unchanged under the New Agreements; (iv) the history, reputation, qualification and background of the Portfolio Managers, as well as the qualifications of their personnel. The Board considered these factors to be of equal weight and importance.


     Enterprise Capital made the recommendations to hire TCW, Marsico Capital and Bernstein in the ordinary course of its ongoing evaluation of Portfolio Manager performance and investment strategy. Enterprise Capital conducted extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. Enterprise Capital believes that TCW's management style is appropriately suited to the Equity Portfolio, that Marsico Capital's management style is appropriately suited to the Capital Appreciation Portfolio and that Bernstein's management style is appropriately suited to serving as the Co-Manager of the Managed Portfolio.

THE PORTFOLIO MANAGER AGREEMENTS

  The Equity Portfolio


     OpCap served as Portfolio Manager of the Equity Portfolio, pursuant to a Portfolio Manager Agreement dated November 5, 1997 (the "Previous Agreement for the Equity Portfolio"), which was approved by a special meeting of Contractholders held on April 28, 1997. At the same meeting the Contractholders approved a proposal to permit Enterprise Capital to enter into new or amended contracts with Portfolio Managers without obtaining Contractholder approval. Under the Adviser's Agreement, the Equity Portfolio paid to Enterprise Capital a management fee at the rate of 0.80% of the average of the daily closing net asset values of the Portfolio per year of assets up to $400,000,000; at the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year for assets from $400,000,000 to $800,000,000; and at the rate of 0.70% of the average of the daily closing net asset values of the Portfolio in excess of $800,000,000 per year, paid monthly, which at the current asset level equaled 0.78% of its average daily net assets. From this amount, under the Previous Agreement for the Equity Portfolio, Enterprise Capital paid to OpCap fees equal to 0.40 of 1% of the Equity Portfolio's daily net assets up to $1,000,000,000 (one billion dollars) and 0.30 of 1% thereafter on the Equity Portfolio's average daily net assets. These fees will remain the same under the New Agreement for the Equity Portfolio.


     For the fiscal year ended December 31, 1998, the Equity Portfolio paid to Enterprise Capital management fees in the amount of $4,523,391, of which Enterprise Capital paid $2,305,888 to OpCap. If the New Agreement for the Equity Portfolio had been in effect for 1998, the fee paid by Enterprise Capital to the Portfolio Manager would have been the same.

  The Capital Appreciation Portfolio


     Provident served as Portfolio Manager of the Capital Appreciation Portfolio, pursuant to a Portfolio Manager Agreement effective December 1, 1998 (the "Previous Agreement for the Capital Appreciation Portfolio"). The date of inception of the Capital Appreciation Portfolio was December 1, 1998, at which time its sole shareholder approved the Advisor's Agreement. Under the Adviser's Agreement, the Capital Appreciation Portfolio paid to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Agreement for the Capital Appreciation Portfolio, Enterprise Capital paid to Provident fees equal to 0.50 of 1% of the Capital Appreciation Portfolio's daily net assets up to $100,000,000; 0.45% of 1% on the next $100,000,000; 0.35 of 1% on the next $100,000,000; and 0.30 of 1%
thereafter on the Capital Appreciation Portfolios' average daily net assets. These fees will change under the New Agreement for the Capital Appreciation Portfolio with Marsico Capital to: 0.45 of 1% per year of the average of the daily closing net asset value of assets under management.


     For the fiscal year ended December 31, 1998, the Capital Appreciation Portfolio paid to Enterprise Capital management fees in the amount of $184, of which Enterprise Capital paid $110 to Provident. If the New Agreement for the Capital Appreciation Portfolio had been in effect for 1998, the fee paid by Enterprise Capital to the Portfolio Manager would have been $110.

  The Managed Portfolio

     Under the New Agreements with Bernstein and OpCap, Bernstein and OpCap are obligated to provide the same services to the Managed Portfolio as OpCap alone provided under the Previous Agreement for the Managed Portfolio. In addition, the New Agreements do not change the management fee paid by the Managed Portfolio. Assets held in the Managed Portfolio as of November 1, 1999 were divided equally for management between OpCap and Bernstein. Net cash flows into the Managed Portfolio/redemptions out of the Managed Portfolio will be allocated on a 50/50 basis for management purposes going forward.


     OpCap served as Portfolio Manager of the Managed Portfolio, pursuant to a Portfolio Manager Agreement dated November 5, 1997 (the "Previous Agreement for the Managed Portfolio"), which was approved by a special meeting of Contractholders held on April 28, 1997. At the same meeting the Contractholders approved a proposal to permit Enterprise Capital to enter into new or amended contracts with Portfolio Managers without obtaining Contractholder approval. Under the Adviser's Agreement, the Managed Portfolio paid to Enterprise Capital a management fee at the rate of 0.80% of the average of the daily closing net assets values of the Portfolio per year of assets up to $400,000,000; at the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year for assets from $400,000,000 to $800,000,000; and at the rate of 0.70% of the average of the daily closing net asset values of the Portfolio in excess of $800,000,000 per year paid monthly, which at the current asset level equaled 0.72% of its average daily net assets.


     From this amount, under the Previous Agreement for the Managed Portfolio Enterprise Capital paid to OpCap fees equal to 0.40 of 1% of the Managed Portfolio's daily net assets up to $1,000,000,000 (one billion dollars); 0.30 of 1% of the Managed Portfolio's daily net assets from $1,000,000,000 (one billion dollars) up to $2,000,000,000 (two billion dollars); and 0.25 of 1% thereafter on the Managed Portfolio's average daily net assets. These fees will change under the New Agreement on the fifty-percent (50%) of the Managed Portfolio that Bernstein manages to: 0.40 of 1% per year for the first $10,000,000 of assets under management; 0.30 of 1% per year for the next $40,000,000 of assets under management (up to $50,000,000); 0.20 of 1% per year for the next $50,000,000 of assets under management (up to $100,000,000); and 0.10% per year for assets under management in excess of $100,000,000; and the fees paid by Enterprise Capital to OpCap on the fifty-percent (50%) of the Managed Portfolio that it manages will stay the same as under the previous schedule: 0.40 of 1% per year for the first $1,000,000,000 (one billion dollars) of assets under management;
0.30 of 1% per year for the next $1,000,000,000 (one billion dollars) of assets under management up to $2,000,000,000 (two billion dollars); and a sum equal to 0.25% per year for assets under management over $2,000,000,000 (two billion dollars).


     For the fiscal year ended December 31, 1998, the Managed Portfolio paid to Enterprise Capital Management fees in the amount of $20,174,424, of which Enterprise Capital paid $8,990,866 to OpCap. If the New Agreements for the Managed Portfolio with Bernstein and OpCap had been in effect for 1998, the fee paid by Enterprise Capital to Bernstein would have been $1,538,960, and the fee paid by Enterprise Capital to

OpCap would have been $5,136,879, for a total sub-advisory fee of $6,675,839. Furthermore, during the fiscal year ended December 31, 1998, the Trust executed certain trades through Oppenheimer Capital, which was a Broker/Dealer affiliated with OpCap. These trades resulted in Oppenheimer Capital receiving $511,849 in commissions, of which $429,484 related to the Managed Portfolio and $82,365 related to the Equity Portfolio.


     The New Agreements with TCW, Marsico Capital, Bernstein and OpCap are identical in form in all material respects to the Previous Agreements with the exception of the revised Portfolio Manager fee schedules for Marsico Capital and Bernstein. The form of the New Agreements with TCW, Marsico, Bernstein and OpCap are attached to this Information Statement as Exhibits A, B, C and D, respectively.

THE BOARD OF TRUSTEES' DECISION


     In approving the New Agreements, the Board of Trustees considered a number of material factors, including, but not limited to the fact that the terms and conditions of the New Agreements are substantially identical to those of the previous agreements for the Equity, Capital Appreciation and Managed Portfolios, the past performance of the Equity, Capital Appreciation and Managed Portfolios, the quality of the services expected to be rendered by TCW, Marsico Capital and Bernstein, and the fact that the New Agreements will secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of their review of the New Agreements and relevant information, the Board concluded that the New Agreements are fair, reasonable and in the best interests of the Contractholders of the Equity, Capital Appreciation and Managed Portfolios. Accordingly, the Board of Trustees, including the non-interested Trustees, unanimously approved the New Agreements.


INFORMATION ABOUT ENTERPRISE CAPITAL


     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of the Trust. The President and Chief Executive Officer of Enterprise Capital is Victor Ugolyn, who also serves as the Chairman of its Board of Directors. The only other Director is Catherine R. McClellan who also serves as the Senior Vice President and Secretary of Enterprise Capital. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. and a first-tier subsidiary of MONY. Enterprise Capital had more than $8 billion under management as of October 31, 1999. Enterprise Fund Distributors, Inc. is the Trust's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta Georgia 30326-1022. Enterprise Capital also provides investment advisory services to The Enterprise Group of Funds, Inc. The Equity Fund has an identical investment objective to the Equity Portfolio, the Capital Appreciation Fund has an identical investment objective to the Capital Appreciation Portfolio and the Managed Fund has an identical investment objective to the Managed Portfolio. As of November 1, 1999, there were 2,903,140 shares of the Equity Fund outstanding, 4,068,686 shares of the Capital Appreciation Fund outstanding, and there were 41,326,953 shares of the Managed Fund outstanding. Enterprise Capital is compensated for serving as the Investment adviser to these Funds by receiving 0.75% of the average daily closing net assets of each Fund per year. Enterprise Capital has contractually agreed to limit the combination of its advisory fees and the fund expenses for the Equity Fund through May 1, 2000. Each Fund has the same Portfolio Manager as its respective Portfolio, and the Portfolio Managers receive similar compensation for providing services to such Funds. Additionally, Marsico Capital and TCW manage similar funds for their direct clients. The Marsico Capital Focus Fund carries a management fee of 0.85%, and the TCW Core Equity Fund carries a management fee of 1.00%.

INFORMATION ON TCW, MARSICO CAPITAL AND BERNSTEIN

     The following are descriptions of TCW, Marsico Capital and Bernstein, which are based on information provided by TCW, Marsico Capital and Bernstein. TCW, Marsico Capital and Bernstein are not affiliated with Enterprise Capital or Enterprise Accumulation Trust other than by reason of serving as Portfolio Managers to one or more Portfolios.

  TCW


     TCW's offices are located at 865 South Figueroa, Suite 1800, Los Angeles, CA 90017. TCW has provided investment counseling since 1971. TCW's assets under management for all clients were $55 billion as of September 30, 1999. Usual separate account investment minimum is $50 million. Glen E. Bickerstaff is responsible for the day-to-day management of the Equity Portfolio and is a Managing Director of TCW, which he joined in 1998. He has 19 years of investment industry experience, and he previously served as Senior Portfolio Manager and Vice President for Transamerica Investment Services.

  Marsico Capital

     Marsico Capital's offices are located at 1200 17th Street, Suite 1300, Denver, CO 80202. Marsico Capital has provided investment counseling since 1997. Marsico Capital's assets under management for all clients were $9 billion as of September 30, 1999. Usual separate account investment minimum is $100 million. Thomas F. Marsico, Chairman and Chief Executive Officer, is responsible for the day-to-day management of the Capital Appreciation Portfolio. Mr. Marsico founded Marsico Capital in 1997. He previously served as Portfolio Manager for Janus Capital Corp. from 1986-1997.


  Bernstein

     Bernstein's offices are located at 767 Fifth Avenue, New York, New York 10153-0185. Bernstein has provided investment counseling since 1967. Bernstein's assets under management for all clients were $85 billion as of September 30, 1999. Usual separate account investment minimum is $5 million. A team led by Steven Pisarkiewicz, Chief Investment Officer of Structured Equity Services is responsible for the day-to-day management of Bernstein's portion of the Managed Portfolio.

ADDITIONAL INFORMATION

     To the knowledge of the Trust, as of November 1, 1999, no person beneficially owned more than 5% of the outstanding shares of any of the Equity, Capital Appreciation or Managed Portfolios. The Trust is not required to hold annual meetings of Contractholders; therefore, it cannot be determined when the next meeting of Contractholders will be held. Contractholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of Contractholders must be received by the Trust a reasonable time before the proxy statement is mailed. Whether a Contractholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

     Copies of the Trust's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 1-800-487-6669, or writing to The MONY Group Inc., 1740 Broadway, New York, New York 10019.

                                          By Order of the Board of Trustees,

                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A

                                EQUITY PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 26th day of October, 1999, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and TCW Funds Management, Inc., a California Corporation, (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as portfolio managers to the portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Equity Portfolio of the Fund (the "Equity Portfolio") securities investment advisory services for that Equity Portfolio.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Equity Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Equity Portfolio advice with respect to the investment and reinvestment of the assets of the Equity Portfolio, or such portion of the assets of the Equity Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Equity Portfolio which are set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Equity Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the portfolio.

          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20) day after the close of each calendar month, a sum equal to 0.033 of 1% of the average of the daily closing net asset value of the Equity Portfolio managed by the Portfolio Manager during such month (that is, 0.40 of 1% per year) for the first $1 billion of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Equity Portfolio during such month (that is, 0.30 of 1% per year) for assets under management over $1 billion.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Equity Portfolio from taking, at any time, a short position in any shares of any holdings of the Equity Portfolio for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Equity Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Equity Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Equity Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Equity Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1998. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

          (18) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

    by the Fund Manager:                         TCW Funds Management, Inc.
                                                 865 South Figueroa Street,
                                                 Suite 1800
                                                 Los Angeles, CA 90017

    by the Adviser:                              Enterprise Capital Management, Inc.
                                                 3343 Peachtree Road, N.E.,
                                                 Suite 450
                                                 Atlanta, GA 30326-1022

    by the Fund:                                 The Enterprise Accumulation Trust c/o
                                                 Enterprise Capital Management, Inc.
                                                 3343 Peachtree Road, N.E.,
                                                 Suite 450
                                                 Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (19) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (20) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Equity Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                 ENTERPRISE ACCUMULATION TRUST

ATTEST: /s/     CATHERINE R. MCCLELLAN                 By: /s/          VICTOR UGOLYN
       ----------------------------------------           -------------------------------------------
                      Secretary                             Victor Ugolyn, Chairman, President and
                                                                    Chief Executive Officer

(SEAL)                                                 ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST: /s/     CATHERINE R. MCCLELLAN                 By: /s/          VICTOR UGOLYN
       ----------------------------------------           -------------------------------------------
                      Secretary                              Victor Ugolyn, Chairman, President and
                                                                    Chief Executive Officer

(SEAL)                                                 TCW FUNDS MANAGEMENT, INC.

ATTEST: /s/          MARK GLANCY                       By: /s/         MICHAEL E. CAHILL
       ----------------------------------------           -------------------------------------------
               Assistant Vice-President                        Michael E. Cahill, Vice President

(SEAL)

ATTEST: /s/         MARK GLANCY                        By: /s/        PATRICIA M. NAVIS
       ----------------------------------------           -------------------------------------------
              Assistant Vice-President                         Patricia M. Navis, Vice-President

                                                                       EXHIBIT B

                         CAPITAL APPRECIATION PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 1st day of November, 1999, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Marsico Capital Management, LLC, a Colorado LLC, (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as portfolio managers to the portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Capital Appreciation Portfolio of the Fund (the "Capital Appreciation Portfolio") securities investment advisory services for that Capital Appreciation Portfolio.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Capital Appreciation Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Capital Appreciation Portfolio advice with respect to the investment and reinvestment of the assets of the Capital Appreciation Portfolio, or such portion of the assets of the Capital Appreciation Portfolio as the Adviser shall specify from time to time, with full discretion in accordance with the investment objectives, restrictions and limitations applicable to the Capital Appreciation Portfolio which are set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Capital Appreciation Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolio.

          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20) day after the close of each calendar month, a sum equal to 0.0375 of 1% of the average of the daily closing net asset value of the Capital Appreciation Portfolio managed by the Portfolio Manager during such month (that is, 0.45 of 1% per year).

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Capital Appreciation Portfolio from taking, at any time, a short position in any shares of any holdings of the Capital Appreciation Portfolios for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Capital Appreciation Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Capital Appreciation Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Capital Appreciation Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Capital

     Appreciation Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (19) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (20) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1998. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

          (21) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

    by the Fund Manager:                         Marsico Capital Management, LLC
                                                 1200 17th Street,
                                                 Suite 1300
                                                 Denver, CO 80202

    by the Adviser:                              Enterprise Capital Management, Inc.
                                                 3343 Peachtree Road, N.E.,
                                                 Suite 450
                                                 Atlanta, GA 30326-1022

    by the Fund:                                 The Enterprise Accumulation Trust c/o
                                                 Enterprise Capital Management, Inc.
                                                 3343 Peachtree Road, N.E.,
                                                 Suite 450
                                                 Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (19) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (20) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Capital Appreciation Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                 ENTERPRISE ACCUMULATION TRUST

ATTEST: /s/     CATHERINE R. MCCLELLAN                 By: /s/          VICTOR UGOLYN
       ----------------------------------------           -------------------------------------------
                      Secretary                             Victor Ugolyn, Chairman, President and
                                                                    Chief Executive Officer

(SEAL)                                                 ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST: /s/     CATHERINE R. MCCLELLAN                 By: /s/          VICTOR UGOLYN
       ----------------------------------------           -------------------------------------------
                      Secretary                              Victor Ugolyn, Chairman, President and
                                                                    Chief Executive Officer

(SEAL)                                                 MARSICO CAPITAL MANAGEMENT, LLC

ATTEST: /s/     CHRISTOPHER J. MARSICO                 By: /s/           BARBARA M. JAPHA
       ----------------------------------------           --------------------------------------------
                Title: COO/Secretary                                  Name: Barbara M. Japha
                                                                         Title: President

                                                                       EXHIBIT C

                               MANAGED PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 26th day of October, 1999, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Sanford C. Bernstein & Co., Inc., a New York corporation, (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as portfolio managers to the portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Managed Portfolio of the Fund (the "Managed Portfolio") securities investment advisory services for that Managed Portfolio.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Managed Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Managed Portfolio advice with respect to the investment and reinvestment of the assets of the Managed Portfolio, or such portion of the assets of the Managed Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Managed Portfolio which are set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Managed Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the portfolio.

          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Managed Portfolio managed by the Portfolio Manager during such month (that is, 0.40 of 1% per year) for the first $10,000,000 of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Managed Portfolio during such month (that is, 0.30 of 1% per year) for the next $40,000,000 of assets under management (up to $50,000,000); and a sum equal to 0.0166667 of 1% of the average of the daily closing net asset value of the Managed Portfolio during such month (that is 0.20 of 1% per year) for the next $50,000,000 of assets under management (up to $100,000,000); and a sum equal to 0.0083333 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is 0.10% per year) for assets under management over $100,000,000.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Managed Portfolio from taking, at any time, a short position in any shares of any holdings of the Managed Portfolio or any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Managed Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Managed Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Managed Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Managed Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios.

          In lieu of selecting broker-dealers to execute transactions for the Managed Portfolio, the Portfolio Manager may execute such transactions for the Managed Portfolio provided that it "steps-out" such transactions to the broker-dealers selected by the Portfolio Manager. A step-out is a service provided by the New York Stock Exchange and other markets which allows the Portfolio Manager to provide the Managed Portfolio with the benefit of the Portfolio Manager's execution capabilities at no additional charge and then transfer or step-out the confirmation and settlement responsibilities of such transactions to the broker-dealer(s) selected by the Portfolio Manager. In connection with a step-out, transaction charges shall be paid by the Managed Portfolio to the broker-dealers selected by the Portfolio Manager and not to the Portfolio Manager.

          In addition to selecting brokers or dealers to execute transactions for the Managed Portfolio, the Portfolio Manager may, subject to obtaining best execution, also act as a broker for the Managed Portfolio from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Portfolio Manager must obtain the Fund's and the Adviser's consent to effect agency cross transactions for the Managed Portfolio, which consent is hereby granted. The Portfolio Manager represents, warrants and covenants that all agency cross transactions for the Managed Portfolio will be effected by the Portfolio Manager strictly in accordance with Rule 206(3)-2 under the Investment Advisers Act of 1940. An agency cross transaction is where the Portfolio Manager purchases or sells securities from or to a non-managed account on behalf of a client's managed account. Pursuant to this consent, the Portfolio Manager will only effect an agency cross transaction for the Managed Portfolio with a non-managed account. When the Portfolio Manager crosses transactions in connection with a step-out, the Portfolio Manager will receive a commission from the transaction only with respect to the non-managed account and will not receive a commission from the transaction with respect to the Managed Portfolio. In an agency cross transaction where the Portfolio Manager acts as broker for the Managed Portfolio, the Portfolio Manager receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Portfolio Manager believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE FUND OR THE ADVISER MAY REVOKE THIS CONSENT BY WRITTEN NOTICE TO THE PORTFOLIO MANAGER AT ANY TIME.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons. The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1998. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Fund Manager:                       Sanford C. Bernstein & Co., Inc.
                                           767 Fifth Avenue
                                           New York, New York 10153-0185

by the Adviser:                            Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022

by the Fund:                               The Enterprise Accumulation Trust c/o
                                           Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (19) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Managed Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.


(SEAL)                                                 ENTERPRISE ACCUMULATION TRUST

ATTEST: /s/     CATHERINE R. MCCLELLAN                 By: /s/          VICTOR UGOLYN
       ----------------------------------------           -------------------------------------------
                      Secretary                             Victor Ugolyn, Chairman, President and
                                                                    Chief Executive Officer

(SEAL)                                                 ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST: /s/     CATHERINE R. MCCLELLAN                 By: /s/          VICTOR UGOLYN
       ----------------------------------------           -------------------------------------------
                      Secretary                              Victor Ugolyn, Chairman, President and
                                                                    Chief Executive Officer


(SEAL)                                                 SANFORD C. BERNSTEIN & CO., INC.

ATTEST: /s/        JEAN MARGO REID                     By: /s/           ROGER HERTOG
       ----------------------------------------           -------------------------------------------
       Title: Senior Vice President & Secretary                         Name: Roger Hertog
                                                                        Title: President

                                                                       EXHIBIT D

                               MANAGED PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 1st day of November, 1999, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and OpCap Advisors, a Delaware general partnership, (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as portfolio managers to the portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Managed Portfolio of the Fund (the "Managed Portfolio") securities investment advisory services for that Managed Portfolio.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Managed Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Managed Portfolio advice with respect to the investment and reinvestment of the assets of the Managed Portfolio, or such portion of the assets of the Managed Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Managed Portfolio which are set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Managed Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the portfolio.

          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Managed Portfolio managed by the Portfolio Manager during such month (that is, 0.40 of 1% per year) for the first $1,000,000,000 (one billion dollars) of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Managed Portfolio during such month (that is, 0.30 of 1% per year) for the next $1,000,000,000 (one billion dollars) of assets under management up to $2,000,000,000 (two billion dollars); and a sum equal to 0.02083 of 1% of the average of the daily closing net asset value of the Managed Portfolio during such month (that is 0.25 of 1% per year) for assets under management over $2,000,000,000 (two billion dollars).

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Managed Portfolio from taking, at any time, a short position in any shares of any holdings of the Managed Portfolio or any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Managed Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Managed Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Managed Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Managed Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1998. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

          (18) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

    by the Fund Manager:                         OpCap Advisors
                                                 1345 Avenue of the Americas
                                                 47th Floor
                                                 New York, New York 10105-4800

    by the Adviser:                              Enterprise Capital Management, Inc.
                                                 3343 Peachtree Road, N.E., Suite 450
                                                 Atlanta, GA 30326-1022

    by the Fund:                                 The Enterprise Accumulation Trust c/o
                                                 Enterprise Capital Management, Inc.
                                                 3343 Peachtree Road, N.E., Suite 450
                                                 Atlanta, GA 30326-1022

or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (19) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (20) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Managed Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                 ENTERPRISE ACCUMULATION TRUST

ATTEST: /s/     CATHERINE R. MCCLELLAN                 By: /s/          VICTOR UGOLYN
       ----------------------------------------           -------------------------------------------
                      Secretary                             Victor Ugolyn, Chairman, President and
                                                                    Chief Executive Officer

(SEAL)                                                 ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST: /s/     CATHERINE R. MCCLELLAN                 By: /s/          VICTOR UGOLYN
       ----------------------------------------           -------------------------------------------
                      Secretary                              Victor Ugolyn, Chairman, President and
                                                                    Chief Executive Officer

(SEAL)                                                 OPCAP ADVISORS

ATTEST:                                                By:
       ----------------------------------------           -------------------------------------------
                        Title:                                                 Name:
                                                                              Title: